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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 13, 2004

                            GB PROPERTY FUNDING CORP.
                                GB HOLDINGS, INC.
                        GREATE BAY HOTEL AND CASINO, INC.
      --------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)

         Delaware                                             75-2502290
         Delaware                                             75-2502293
         New Jersey                  33-69716                 22-2242014
-------------------------          ------------       --------------------------
(State or other juris-             (Commission          (IRS Employer
diction of incorporation)          File Number)         Identification Number)

                            c/o Sands Hotel & Casino
                   Indiana Avenue and Brighton Park, 9th Floor
                         Atlantic City, New Jersey 08401
          -------------------------------------------------------------
               (Address of principal executive office) (Zip Code)

        Registrant's telephone number including area code: (609) 441-4633

                                 Not Applicable
                             -----------------------
         (Former name and former address, as changed since last report)

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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE

On January 13, 2004, the Securities and Exchange Commission (the "Commission") granted the application of GB Property Funding Corp. ("Funding"), a Delaware corporation, GB Holdings, Inc. ("GBH"), a Delaware corporation, and Greate Bay Hotel & Casino, Inc. ("GBHC"), a New Jersey corporation, to delist the 11% Notes due 2005 (the "Notes"), issued by Funding and guaranteed by GBH and GBHC from trading on the American Stock Exchange. On January 14, 2004, the American Stock Exchange suspended the Notes from trading, but on February 2, 2004, the American Stock Exchange resumed trading of such Notes. On April 12, 2004, the Commission granted the application of Funding, GBH and GBHC to delist the Notes, effective on April 19, 2004 and on April 19, 2004, the American Stock Exchange delisted the Notes.

The full text of the press release issued by GBH on April 21, 2004 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits:

99.1     Press Release, dated April 21, 2004.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GB PROPERTY FUNDING CORP.

Dated:  April 21, 2004              By: /s/ Phyllis LeTart
                                    Name: Phyllis LeTart
                                    Title: Vice President and General Counsel

                                    GB HOLDINGS, INC.

Dated:  April 21, 2004              By: /s/ Phyllis LeTart
                                    Name: Phyllis LeTart
                                    Title: Vice President and General Counsel

                                    GREATE BAY HOTEL AND CASINO, INC.

Dated:  April 21, 2004              By: /s/ Phyllis LeTart
                                    Name: Phyllis LeTart
                                    Title: Vice President and General Counsel